June 29, 2012

Supplement

SUPPLEMENT DATED JUNE 29, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY INTERNATIONAL FUND
Dated February 29, 2012

The first sentence of the first paragraph of the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges." is hereby deleted and replaced with the following:

You may exchange shares of any Class of the Fund for the same Class of: Morgan Stanley European Equity Fund Inc., Morgan Stanley Focus Growth Fund, Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Global Strategist Fund, Morgan Stanley International Value Equity Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Multi-Class Fund"), if available, or for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund") or the Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

INLSPT3 6/12